SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 29, 2003

Commission File Number 1-7107

LOUISIANA-PACIFIC CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	93-0609074
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

805 SW Broadway, Suite 1200, Portland, Oregon 97205-3303
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (503) 821-5100

Item 9.  Regulation FD Disclosure

Continuing its focus on core operations, LP has announced its intent to divest its non-strategic lumber operations as well as its interior hardboard operations. In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” LP is required to account for the businesses anticipated to be sold within one year as discontinued operations. Accordingly, commencing with the quarter ended June 30, 2003, LP is classifying eight of its remaining lumber operations and its tile board facilities as discontinued operations. Additionally, as a result of the planned divestitures, LP was required to modify its segment reporting under SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information.”

In order to facilitate comparisons between LP’s results of operations and segment data for periods ended before June 30, 2003 and after June 29, 2003, LP has included as Exhibit 99.2 hereto unaudited condensed consolidated statements of income for the years ended December 31, 2000, 2001 and 2002, and for each quarter included in the years 2001, 2002 and year-to-date 2003, together with related selected segment information, all of which have been restated for informational purposes to conform to the presentation for the quarter ended June 30, 2003.  The information contained in Exhibit 99.2 is not a substitute for, and should be read in conjunction with, the historical financial statements (including the notes thereto) and other information contained in LP’s annual reports on Form 10-K and quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission for the corresponding periods.

The balance of the information contained in this Item is intended to be included under “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under Item 9 in accordance with Securities and Exchange Commission Release No. 33-8216.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release of LP dated July 29, 2003, reporting LP’s financial results for the second quarter of 2003.

Attached as Exhibit 99.2 and incorporated herein by reference are unaudited consolidated statements of income of LP, and selected segment information of LP, for the years ended December 31, 2002, 2001 and 2000 and for the three months ended March 31, June 30, September 30, and December 31, 2001 and for the three months ended March 31, June 30, September 30 and December 31, 2002 and for the three months ended March 31 and June 30, 2003.  The data for all such periods ended prior to June 30, 2002 have been reclassified to conform to reflect the application of SFAS Nos. 144 and 131 as described above.

The information in this Form 8-K the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of LP dated April 23, 2003 reporting LP’s earnings for the second quarter 2003.

99.2

Unaudited consolidated statements of income of LP, and selected segment information, for the years ended December 31, 2002, 2001 and 2000 and for the three months ended March 31, June 30, September 30, and December 31, 2001 and for the three months ended March 31, June 30, September 30, and December 31, 2002 and for the three months ended March 31 and June 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

Date: July 29, 2003	By:	/s/ Mark A. Suwyn
Mark A. Suwyn
Chairman and Chief Executive Officer

Date: July 29, 2003	By:	/s/ Curtis M. Stevens
Curtis M. Stevens
Executive Vice President and Chief Financial Officer (Principal Financial Officer)